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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      September 20, 2002
                                                 -----------------------------



                            NOBLE INTERNATIONAL, LTD.
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             (Exact name of registrant as specified in its charter)

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
       Delaware                           001-13581                      38-3139487
---------------------              -----------------------      ---------------------------
(State or other jurisdiction       (Commission File Number)     (IRS Employer Identification No.)
of incorporation)
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                     28213 Van Dyke Avenue, Warren, MI 48093
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:     (586)751-5600
                                                    ---------------------




          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS

         On September 20, 2002, Noble International, Ltd. (the "Company"), adjusted its diluted earnings per share for the six months ended June 30, 2002 by ($0.02) from $.51 to $.49. The change was made to reflect the application of FAS __ to the Company's 6% convertible subordinated debentures.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press Release dated September 20, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NOBLE INTERNATIONAL, LTD.,
                                            a Delaware corporation
                                            (Registrant)


Date: September 20, 2002                    By: /s/ Michael C. Azar
                                               -----------------------------
                                                Michael C. Azar
                                                Secretary and General Counsel



                                        2

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                                 EXHIBIT INDEX


Exhibit Number                Description

   99.1                       Press Release dated September 20, 2002.